                                 TEAMSTAFF, INC.

                            2000 DIRECTOR PLAN OPTION
                      NON-QUALIFIED STOCK OPTION AGREEMENT

Name:
Date of Grant:
Option No.: DO-
Number of Options:
Exercise Price Per Share:
                                 ---------------

         We are pleased to notify you that in accordance with the terms of the
2000 Non-Executive Director Stock Option Plan (the "Plan") of TEAMSTAFF, INC.
(the "Company") a stock option to purchase 5,000 shares of the Common Stock
$.001 par value per share of the Company has been granted to you under the Plan.
This option may be exercised only upon the terms and conditions set forth below.
The following is a brief summary of the Plan and this Option is subject to all of the terms and conditions of the Plan.

         1.       Purpose of Option

                  The purpose of the Plan under which this stock option has been granted is to enable the Company to attract and retain the services of qualified independent persons to serve on the Company's Board of Directors by providing an opportunity to acquire a proprietary interest in the Company.

         2.       Acceptance of Option Agreement

                  Your acceptance of this stock option agreement will indicate your acceptance of and your agreement to be bound by its terms and the terms of the Plan. It imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof. This stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board of Directors shall be final.

         3.       When Option May Be Exercised; Vesting

                  Except as otherwise provided herein, THIS OPTION SHALL BE
EXERCISABLE AT ANY TIME AFTER THE FIRST ANNIVERSARY OF THE DATE OF GRANT AND
PRIOR TO THE EXPIRATION DATE, as hereafter defined and except as provided in
Sections 7 and 8 hereof. This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at 5:00 pm (eastern standard time) on [Date] (the "Expiration
Date") whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 7, 9 or 13 hereof. This option does not vest, and therefore may not be exercised (except as otherwise provided in Sections 7, 8 and 9 hereof) until one year from the date of issuance.

         4.       Exercise Procedure

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common
Stock you are exercising under this option and must contain a statement by you
(in the form annexed to this option) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a
Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission)..

         Payment shall be either (i) in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges;
(ii) by delivery of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise, which Common
Stock shall be valued at fair market value on the date of exercise; or (iii) by a combination of the methods of payment specified in (i) and (ii) above.

          For purposes of this Section 4, the fair market value per share of
Stock shall be: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of exercise (or if there is no closing price for such date of exercise, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of exercise as reported by NASDAQ (or if there are

no closing bid prices for such date of exercise, then the last preceding business day on which there was a closing bid price); or (iii) if the Common
Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the
Common Stock.

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

         5.       Issuance of Shares

                  Certificate for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934,
any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange.

         6.       No Rights as Shareholder.

                  Until the date that the conditions to exercise are, in the
Company's sole determination, satisfied, you (or such other person as may be entitled to exercise this option) shall have none of the rights of a shareholder with respect to Common Stock upon exercise of this option.

         7.       Termination of Directorship and Options

                  Nothing in this option agreement shall entitle you to continue to serve as a director. If your service as a member of the Board of Directors of the Company is terminated for any reason other than by death or retirement, this option shall lapse and expire the earlier of seven months from the date such termination or the Expiration Date; provided, however, in the event that the directorship is terminated prior to the date that the option may be first exercised as set forth in Section 3 hereof, the option shall be exercisable commencing on the date of termination until a date which is seven months after termination.

         8.       Acceleration of Options

                  Notwithstanding any contrary installment period with respect to this option and unless the Board of Directors determine other wise, this outstanding option shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the
Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common
Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b)
any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the
Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in
Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act")), corporation or other entity (other than the
Company or any employee benefit plan sponsored by the Company or any Subsidiary)
(a) shall purchase any Common Stock (or securities convertible into the
Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of
Directors, or (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such
Rule 13(d)(3) in the case of rights to acquire the Company's Securities); or
(iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.
Notwithstanding the foregoing, if the acceleration of this option, either alone or together with other payments which the holder has the right to receive from the Company, would

constitute an "excess parachute payment" as defined in Section 280G of the Code
, such acceleration shall be reduced to the largest amount as will result in no portion of the acceleration under this Section 8 being subject to the excise tax imposed by Section 4999 of the Code.

         9.       Death

                  If you die while serving as a member of the Board of Directors of the Company, any option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within one year from the date of your death, but in no event after the Expiration Date.

         10.      Non-Transferability of Option

                  This option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during your lifetime only by you. Notwithstanding the foregoing, any proposed transfer shall be subject to the Internal Revenue Code, the rules and regulations promulgated thereunder and the federal securities laws and regulations.

         11.      Adjustments Upon Changes in Capitalization

                  If at any time after the date of grant of this option, the
Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of
Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated through the payment of cash based upon the fair market value (determined in accordance with the definition in Section 4) of the Common Stock.

         13. Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company as a condition precedent for the fulfillment of any Option Exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the exercise of Options. Whenever Shares are to be issued or cash paid to a Optionee upon exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company, as a condition of exercise of the Option, an amount sufficient

to satisfy federal, state and local withholding tax requirements at the time of exercise.

         14.      Tax Treatment.

         This option is not intended to qualify for "incentive stock option"
treatment under the provisions of Section 422A of the Internal Revenue Code of
1986, as amended. You are urged to consult with your individual tax advisor prior to exercising this option. As a condition to the exercise of this option, you agree to notify TeamStaff promptly upon the sale or other disposition of the shares of Common Stock you received upon exercise of this option.

                                         Sincerely yours,
                                         TEAMSTAFF, INC.

                                         By:__________________________________
                                         T. Kent Smith
                                         President and Chief Executive Officer
Corporate Seal

____________________________________
Edmund C. Kenealy
Secretary

                              OPTION EXERCISE FORM

TO:      TeamStaff, Inc.
         300 Atrium Drive
         Somerset, NJ 08873
         Attn: Chief Financial Officer

Gentlemen:
                  The undersigned holder hereby irrevocably elects to exercise the right to purchase _________ shares of Common Stock covered by this Option
Agreement according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares as follows (PLEASE CHOOSE FORM OF PAYMENT).

         ___. CASH PURCHASE. The undersigned hereby elects to pay the exercise price in cash, and encloses a CERTIFIED CHECK OR BANK CASHIER'S CHECK (or has wired payment) in the amount of $____________.

         ___. CASHLESS EXERCISE. The undersigned hereby delivers _________
shares of Common Stock of TeamStaff, Inc. in accordance with Section 4 of the
Option Agreement. The undersigned represents that he/she has owned the shares being delivered for at least six months prior to the date of exercise.

         ___. COMBINATION OF CASH AND CASHLESS. The undersigned hereby elects to pay the exercise price in cash and stock, and encloses a CERTIFIED CHECK BANK
CASHIER'S CHECK (or has wired payment) in the amount of $____________ and hereby delivers _________ shares of Common Stock of TeamStaff, Inc. in accordance with
Section 4 of the Option Agreement. The undersigned represents that he/she has owned the shares being delivered for at least six months prior to the date of exercise.

         The undersigned understands and agrees that the Company shall have the power and the right to deduct or withhold, or require a Optionee to remit to the
Company as a condition precedent for the fulfillment of any Option exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Option. Whenever Shares are to be issued

or cash paid to a Optionee upon exercise of an Option, the Company shall have the right to require the Optionee to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise.

         Further, the undersigned hereby covenants and agrees to promptly notify the Company of the sale of any Shares during the one year period commencing on the date hereof.

         The Shares are being acquired by the undersigned for investment purposes, and not with a view to their distribution or resale unless otherwise permitted under law.

         Kindly deliver to the undersigned a certificate representing the Shares as follows.

INSTRUCTIONS FOR DELIVERY

Name:  ___________________________________________________________________
       (please type or print in block letters)

Address:     ___________________________________________

             ___________________________________________

             ___________________________________________

Social Security No.: ____________________________

Dated: _________________________

                    Signature ______________________________________

                    Print Name:_____________________________________